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                                                                     EXHIBIT 25


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                     _____________________________________


                                    FORM T-1


                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

            Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2) _____

                     _____________________________________


                                 CITIBANK, N.A.
              (Exact name of trustee as specified in its charter)

                                                       13-5266470
                                                    (I.R.S. employer
                                                   identification no.)


  399 Park Avenue, New York, New York                     10043
(Address of principal executive office)                 (Zip Code)


                                 Citibank, N.A.
                                120 Wall Street
                              New York, NY   10043
                   Attn:  Corporate Agency & Trust Department

                     _____________________________________


                            THE TIMES MIRROR COMPANY
              (Exact name of obligor as specified in its charter)


                 Delaware                          95-4481525
        (State or other jurisdiction of         (I.R.S. employer
        incorporation or organization)         identification no.)

        Times Mirror Square
        Los Angeles, California                       90053
        (Address of Principal Executive Offices)    (Zip Code)


                     _____________________________________


                                Debt Securities
                      (Title of the indenture securities)

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1.   General Information.

     Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

           Comptroller of the Currency, Washington, D.C.

           Federal Reserve Bank of New York
           35 Liberty Street, New York, NY

           Federal Deposit Insurance Corporation
           Washington, D.C.

      (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation

               None.

16.   List of Exhibits.

      List below all exhibits filed as a part of this Statement of Eligibility.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.


Exhibit 1 -  Copy of Articles of Association of the Trustee, as now in effect.
             (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

Exhibit 2 -  Copy of certificate of authority of the Trustee to commence business.  (Exhibit 2 to T-1 to Registration Statement No.
             2-29577)

Exhibit 3 -  Copy of authorization of the Trustee to exercise corporate trust powers.  (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

Exhibit 4 -  Copy of existing By-Laws of the Trustee.  (Exhibit 4 to T-1 to
             Registration Statement No. 33-34988)

Exhibit 5 -  Not applicable.




                                       2

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Exhibit 6 -  The consent of the Trustee required by Section 321(b) of the Trust
             Indenture Act of 1939.  (Exhibit 6 to T-1 to Registration
             Statement No. 33-19227.)

Exhibit 7 -  Copy of the latest Report of Condition of the Trustee.

Exhibit 8 -  Not applicable.

Exhibit 9 -  Not applicable.


                             _____________________


                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 22nd day of February, 1996.


                                            CITIBANK, N.A.

                                            By /s/   Anja Dahlberg
                                              -------------------------------
                                                     Anja Dahlberg
                                                     Senior Trust Officer














                                       3

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                                Charter No. 1461
                          Comptroller of the Currency
                             Northeastern District
     REPORT OF CONDITION CONSOLIDATING DOMESTIC AND FOREIGN SUBSIDIARIES OF

                                 Citibank, N.A.

of New York in the State of New York, at the close of business on December 31, 1995, published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 1461 Comptroller of the Currency Northeastern District.

                                     ASSETS
                                                                                       THOUSANDS
                                                                                      OF DOLLARS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin .............................    $7,451,000
  Interest-bearing balances ......................................................     9,256,000
Held-to-maturity securities ......................................................             0
Available-for-sale securities ....................................................    15,587,000
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds sold .............................................................     3,981,000
  Securities purchased under agreements to resell ................................       423,000
Loans and lease financing receivables:
  Loans and Leases, net of unearned income .......................... $145,221,000
  LESS: Allowance for loan and lease losses .........................    4,403,000
                                                                      ------------
Loans and leases, net of unearned income, allowance, and reserve .................   140,818,000
Trading assets ...................................................................    28,407,000
Premises and fixed assets (including capitalized leases) .........................     3,454,000
Other real estate owned ..........................................................       849,000
Investments in unconsolidated subsidiaries and associated companies ..............     1,181,000
Customers' liability to this bank on acceptances outstanding .....................     1,542,000
Intangible assets ................................................................        14,000
Other assets .....................................................................     7,147,000
                                                                                    ------------
TOTAL ASSETS .....................................................................  $220,110,000
                                                                                    ============
                                          LIABILITIES
Deposits:
  In domestic offices ............................................................   $35,377,000
  Noninterest-bearing ................................................ $13,214,000
  Interest-bearing ...................................................  22,163,000
                                                                      ------------
In foreign offices, Edge and Agreement subsidiaries, and IBFs ....................   121,599,000
  Noninterest-bearing ................................................   8,014,000
  Interest-bearing ................................................... 113,585,000
                                                                      ------------
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in
 IBFs:
  Federal funds purchased ........................................................     1,852,000
  Securities sold under agreements to repurchase .................................       556,000
Trading liabilities ..............................................................    17,544,000
Other borrowed money:
  With original maturity of one year or less .....................................     7,740,000
  With original maturity of more than one year ...................................     5,788,000
Mortgage indebtedness and obligations under capitalized leases ...................        95,000
Bank's liability on acceptances executed and outstanding .........................     1,559,000
Subordinated notes and debentures ................................................     4,700,000
Other liabilities ................................................................     8,483,000
                                                                                    ------------
TOTAL LIABILITIES ................................................................  $205,293,000
                                                                                    ============
                                         EQUITY CAPITAL

Common stock .....................................................................      $751,000
Surplus ..........................................................................     6,744,000
Undivided profits and capital reserves ...........................................     7,816,000
Net unrealized holding gains (losses) on available-for-sale securities ...........        62,000
Cumulative foreign currency translation adjustments ..............................     (556,000)
                                                                                    ------------
TOTAL EQUITY CAPITAL .............................................................  $ 14,817,000
                                                                                    ------------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND
 EQUITY CAPITAL ..................................................................  $220,110,000
                                                                                    ============


I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                                 ROGER W. TRUPIN

We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                                                   PEI-YUAN CHIA
                                                               WILLIAM R. RHODES
                                                                 PAUL J. COLLINS
                                                                       DIRECTORS